BLACKROCK BALANCED FUND, INC.

(the “Fund”)

Supplement dated December 3, 2025 to the Summary Prospectuses, Prospectuses and Statement of

Additional Information (“SAI”) of the Fund, each dated September 26, 2025

On November 18, 2025, the Board of Directors of the Fund approved the appointment of BlackRock International Limited (“BIL”) as a sub-adviser of the Fund, pursuant to a sub-advisory agreement between BIL and BlackRock Advisors, LLC with respect to the Fund. The addition of BIL as a sub-adviser of the Fund is effective as of December 2, 2025.

Effective immediately, the following changes are made to the Fund’s Summary Prospectuses, Prospectuses and SAI, as applicable:

The section of each Summary Prospectus entitled “Summary Prospectus—Key Facts About BlackRock Balanced Fund, Inc.—Investment Manager” and the section of each Prospectus entitled “Fund Overview—Key Facts About BlackRock Balanced Fund, Inc.—Investment Manager” are deleted in their entirety and replaced with the following:

Investment Manager and Sub-Adviser

The Fund’s investment manager is BlackRock Advisors, LLC (previously defined as “BlackRock”). The Fund’s sub-adviser is BlackRock International Limited. Where applicable when discussing the Fund’s investment strategies and risks, “BlackRock” refers to both BlackRock Advisors, LLC and BlackRock International Limited.

The second paragraph of the section of each Prospectus entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

BlackRock, a registered investment adviser, was organized in 1994 to perform advisory services for investment companies. BlackRock International Limited, the Fund’s sub-adviser (the “Sub-Adviser”), is a registered investment adviser organized in 1995 and is an affiliate of BlackRock. BlackRock and its affiliates had approximately $13.5 trillion in investment company and other portfolio assets under management as of September 30, 2025.

The following is added after the fourth paragraph of the section of each Prospectus entitled “Management of the Fund—BlackRock”:

BlackRock has entered into a sub-advisory agreement with the Sub-Adviser, an affiliate of BlackRock, with respect to the Fund. Under the sub-advisory agreement, BlackRock pays the Sub-Adviser for services it provides for that portion of the Fund for which the Sub-Adviser acts as sub-adviser a fee equal to a percentage of the management fee paid to BlackRock under the Management Agreement with respect to the Fund.

The third to last paragraph of the section of each Prospectus entitled “Management of the Fund—BlackRock” is deleted in its entirety and replaced with the following:

A discussion of the basis for the Board’s approval of the Management Agreement with BlackRock is available in the Fund’s reports filed on Form N-CSR for the fiscal year ended May 31, 2025. A discussion of the basis for the Board’s approval of the sub-advisory agreement between BlackRock and the Sub-Adviser will be included in the Fund’s reports filed on Form N-CSR for the fiscal period ending November 30, 2025.

The following information is added to the section of each Prospectus entitled “For More Information—Fund and Service Providers”:

SUB-ADVISER

BlackRock International Limited

Exchange Place One

1 Semple Street

Edinburgh, EH3 8BL

United Kingdom

The following is added after the fourth paragraph of the section of the SAI Part I entitled “IV. Management, Advisory and Other Service Arrangements”:

The Manager has entered into a sub-advisory agreement (the “Sub-Advisory Agreement”) with BlackRock International Limited (“BIL” or the “Sub-Adviser”) with respect to the Fund pursuant to which the Manager pays BIL for the services it provides for that portion of the Fund for which BIL acts as sub-adviser a monthly fee at an annual rate equal to a percentage of the management fee paid to the Manager under the Management Agreement with respect to the Fund.

Shareholders should retain this Supplement for future reference.

PR2SAI-BF-1225SUP

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